Filed pursuant to Rule 497
File No. 333-204239

FS INVESTMENT CORPORATION IV

Supplement dated December 19, 2016

to

Prospectus dated October 31, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation IV dated October 31, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 40 of the Prospectus before you decide to invest in shares of our common stock.

Extension of Offering of Class T Common Stock

This supplement supplements and amends the Prospectus by removing all references to closing the offering of Class T shares of common stock if a satisfactory exemptive order to offer additional classes of our common stock is not granted by the SEC prior to January 6, 2017, or the Trigger Date.

We intend to file post-effective amendments to the registration statement of which the Prospectus is a part, that will be subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement.